SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                   FORM 8-K/A
                                (Amendment No. 1)
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                        Date of Report: February 2, 2006





                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                         22-3328734
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 (State of other jurisdiction of                               (IRS Employer
incorporation or organization                                Identification No.)


111 Howard Boulevard, Suite 108, Mt. Arlington New Jersey                07856
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(Address of principal executive offices)                              (Zip Code)


                                 (973) 398-8183
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               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This amendment is being filed because the relationship among the parties described in the original filing has been modified by an Amended Securities Purchase Agreement.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION

On February 7, 2006, GreenShift, Cornell Capital Partners and Highgate House Funds replaced the Securities Purchase Agreement dated February 2, 2006 with an Amended Securities Purchase Agreement. The Amended Agreement provides for the purchase by Cornell of two Debentures. Cornell will immediately purchase a Debenture in the principal amount of $1,900,000. In ninety days Cornell will purchase a second Debenture in the principal amount of $1,949,631. In addition, simultaneous with the sale of the first Debenture to Cornell, GreenShift will issue to Highgate House Funds, Ltd. a Debenture with identical terms in the principal amount of $1,150,369, and Highgate House Funds will cancel certain debentures issued in 2005 by INSEQ Corporation, a GreenShift portfolio company, the amount due on which totals $1,150,369.

The Debentures will be convertible into GreenShift common stock at Cornell's option, but only if GreenShift ceases to be registered as a Business Development Company. In that event, the conversion price of the Debentures shall be equal to the lesser of (a) $.10 or (b) the average of the three lowest closing market prices of the Company's Common Stock for the thirty days preceding conversion. Cornell and Highgate House will be entitled to convert the Debentures on the basis of the conversion price into GreenShift common stock, provided that neither holder can convert into shares that would cause it to own more than 4.9% of GreenShift's outstanding common stock.

The Debenture will bear interest at 5% per annum and the principal amount will be payable on February 8, 2009. GreenShift's obligations under the Debentures are secured by a pledge of all of its assets, subject to the agreement of Cornell and Highgate House to subordinate their security interest to any line of credit that GreenShift obtains from a bank or other financial institution. GreenShift may prepay the Debentures at any time without penalty.

GreenShift will pay a commitment fee of $384,963 and a $15,000 structuring fee to Yorkville Advisors Management, LLC. Accordingly, GreenShift will receive net proceeds of $3,449,668 upon issuance of the Debentures. In addition, the Securities Purchase Agreement provides that if GreenShift at any time ceases to be registered at a Business Development Company, GreenShift will issue to Cornell and to Highgate House Funds five year Warrants to purchase 45,000,000 common shares. The warrants will permit Cornell and Highgate House Funds to purchase 15,000,000 shares at $.15 per share, 15,000,000 shares at $.20 per share, and 15,000,000 shares at $.25 per share.

Additionally, on February 1, 2006, GreenShift entered into a Subscription Agreement with Highgate House Funds, Ltd., pursuant to which Highgate purchased 3,203,447 shares of GreenShift common stock for $0.084 per share, which amount was equal to the average of the three lowest closing market prices of the Company's Common Stock for the thirty days preceding conversion.

Item 9.01   Financial Statements and Exhibits

Exhibits:

10-a Amended and Restated Securities Purchase Agreement dated February 7, 2006 among GreenShift Corporation, Cornell Capital Partners LP and Highgate House Funds, Ltd.

10-b Form of Secured Convertible Debenture due February 8, 2009.

10-c Second Amended and Restated Security Agreement dated February 2, 2006 between GreenShift Corporation and Cornell Capital Partners, LP.

10-d Second Amended and Restated Stock Pledge Agreement dated February 2, 2006 among GreenShift Corporation, Cornell Capital Partners, LP, Highgate House Funds, Ltd. and David Gonzalez, Esq.

10-e Form of  Warrant  to  Purchase  Common  Stock that may be issued to Cornell
     Capital Partners and Highgate House Funds, Ltd.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



GREENSHIFT CORPORATION



               /S/      Kevin Kreisler
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By:                     KEVIN KREISLER
                        Chief Executive Officer
Date:                   February 7, 2006